Exhibit 10.3

AMENDMENT AND WAIVER

This AMENDMENT AND WAIVER (this “Agreement”), dated as of September 1, 2015, among BLACKLINE SYSTEMS, INC., a California corporation (the “Borrower”), BLACKLINE INTERMEDIATE, INC. (formerly known as SLS BREEZE INTERMEDIATE HOLDINGS, INC.), a Delaware corporation (“Holdings”), the Lenders party hereto, and OBSIDIAN AGENCY SERVICES, INC., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), is entered into in connection with the Credit Agreement referred to in the first recital below.

RECITALS

WHEREAS, the Borrower and Holdings are parties to that certain Credit Agreement, dated as of September 25, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement), among the Borrower, Holdings, the financial institutions and other entities party to the Credit Agreement as lenders (the “Lenders”), the Administrative Agent and the Collateral Agent;

WHEREAS, the Borrower has requested that the Required Lenders amend certain provisions of the Credit Agreement with respect to the delivery of certain financial statements and waive any Default or Event of Default related thereto (to the extent arising or in effect prior to giving effect to this Agreement) as set forth more fully in this Agreement; and

WHEREAS, the Required Lenders have agreed to such amendments and waiver under the Credit Agreement, subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Amendment to Credit Agreement.

(a) Section 5.04(a) of the Credit Agreement is hereby amended by deleting the phrase “within 120 days (or for the first fiscal year ending after the Closing Date, 150 days) after the end of each fiscal year of the Borrower” appearing therein and inserting in its place the following:

“within 120 days after the end of each fiscal year of the Borrower (or, for the fiscal year ending December 31, 2014, no later than October 31, 2015)”.

(b) Section 5.04(b) of the Credit Agreement is hereby amended by deleting the phrase “within 45 days (or for the fiscal quarter ending September 30, 2013, 90 days) after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (commencing with the fiscal quarter ending September 30, 2013)” appearing therein and inserting in its place the following:

“within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (or for the fiscal quarters ending March 31, 2015 and June 30, 2015, no later than October 31, 2015)”.

Section 2. Waiver. In reliance upon the representations and warranties of Holdings and the Borrower set forth in Section 4 below and subject to the conditions to effectiveness set forth in Section 3 below, the Administrative Agent and the Lenders hereby waive any Default or Event of Default that has occurred and is continuing solely to the extent such Default or Event of Default is related to (a) the failure of Holdings or the Borrower to deliver (i) the financial statements and other information required under (A) Section 5.04(a) of the Credit Agreement for the fiscal year ending December 31, 2014 or (B) Section 5.04(b) of the Credit Agreement for the fiscal quarters ending March 31, 2015 and June 30, 2015 or (ii) any Compliance Certificate required under Section 5.04(c) of the Credit Agreement in connection with the items set forth in Section 2(a)(i)(A) and (B) above, (b) any non- GAAP compliance or adjustments contained in any financial statements or information previously delivered pursuant to Section 5.04(b) of the Credit Agreement for the fiscal quarters ending March 31, 2015 and June 30, 2015 or any Compliance Certificate previously delivered for such fiscal quarters, (c) the failure of Holdings or the Borrower to deliver prompt written notice to the Administrative Agent or the documents required to be filed under the UCC to the Collateral Agent, in each case, with respect to the change in Holdings’ legal name (as defined in Section 9-503(a) of the UCC) on August 21, 2014 as required under Section 5.06 of the Credit Agreement or (d) the amendment and restatement of the Certificate of Incorporation of Holdings that was filed with the State of Delaware Secretary of State on August 21, 2014 to the extent it was materially adverse to the Lenders in violation of Section 6.12(b) of the Credit Agreement (collectively, the Defaults or Events of Default set forth in clauses (a), (b), (c) and (d) of this sentence of this Section 2, the “Existing Defaults”). This is a limited waiver and shall not be deemed to constitute a waiver of any other Default or Event of Default or any future breach of the Credit Agreement or any of the other Loan Documents or any other requirements of any provision of the Credit Agreement or any other Loan Documents.

Section 3. Conditions Precedent. This Agreement shall become effective upon satisfaction of each of the following conditions precedent; provided that Sections 7 and 10 hereof shall be effective upon the execution and delivery of this Agreement by the parties hereto:

(a) The Administrative Agent shall have received a copy of this Agreement duly executed and delivered by each of the Administrative Agent, the Collateral Agent, the Borrower, Holdings and the Required Lenders.

(b) The representations and warranties contained herein shall be true and correct in all material respects as of the date hereof.

(c) After giving effect to the amendments in Section 1 and the waiver in Section 2 hereof, no Default or Event of Default shall have occurred and be continuing as of the date hereof.

Section 4. Representations and Warranties. Each of Holdings and the Borrower hereby represents and warrants, jointly and severally, to the Administrative Agent, the Collateral Agent and the Lenders that, as of the date hereof, (a) all representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects to the same extent as though made on and as of the date hereof (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true and correct in all material respects on and as of such earlier date), (b) no Default or Event of Default (other than the Existing Defaults) has occurred and is continuing, and (c) the Credit Agreement and all other Loan Documents to which the Loan Parties are a party thereto are and remain legal, valid, binding and enforceable obligations of such Loan Parties in accordance with the terms thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

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Section 5. Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any other Loan Document shall survive the execution and delivery of this Agreement, and no investigation by the Administrative Agent, the Collateral Agent, any Lender or any other Person shall affect such representations or warranties, or the right of the Administrative Agent, the Collateral Agent and the Secured Parties to rely upon them.

Section 6. Reference to Agreement. Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby. This Agreement shall constitute a Loan Document under the Credit Agreement.

Section 7. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

Section 8. Execution. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 3 hereof. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic means shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 9. Limited Effect. This Agreement relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights or remedies any Agent or Lender may have under the Credit Agreement or under any other Loan Document except as expressly set forth herein, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Agent or Lender to execute similar or other amendments or consents under the same or similar or other circumstances in the future.

Section 10. Payment of Legal Fees. The Borrower and Holdings shall, jointly and severally, pay all invoiced and reasonable fees, charges and disbursements of Proskauer Rose LLP incurred in connection with the preparation, negotiation, execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, in each case, to the extent required by Section 9.05(a) of the Credit Agreement.

Section 11. Waiver of Defenses. Without limiting the generality of any other provision in any other Loan Document or otherwise, each of the Borrower and Holdings hereby waives any suretyship or other defenses (other than a defense of (i) the payment in full in cash of all the Obligations (other than unasserted contingent indemnification obligations and unasserted expense reimbursement obligations) or (ii) that no Obligations are yet due and payable) that may arise as a result of the joint and several liability of the Borrower and Holdings under this Agreement, and Section 2.03 of the Guarantee and Collateral Agreement is hereby incorporated herein by this reference, mutatis mutandis.

Section 12. Reaffirmation and Ratification. Each of Holdings and the Borrower (i) reaffirms and ratifies all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and (ii) to the extent Holdings or the Borrower, as the case may be, granted liens on and security interests in any of its property (other than Excluded Assets (as defined in the Guarantee and Collateral Agreement)) pursuant to any Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of liens and security interests and confirms and agrees that such liens and security interests hereafter secure all of the Obligations as amended hereby.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers, as of the date first above written.

BLACKLINE SYSTEMS, INC.,
as the Borrower

By:	/s/ Mark Partin
Name:	Mark Partin
Title:	Chief Financial Officer

BLACKLINE INTERMEDIATE, INC.,
as Holdings

By:	/s/ Mark Partin
Name:	Mark Partin
Title:	Chief Financial Officer

[Signature Page to Amendment and Waiver]

OBSIDIAN AGENCY SERVICES, INC.,
as Administrative Agent and Collateral Agent

By:	/s/ Howard Levkowitz
Name:	Howard Levkowitz
Title:	President

[Signature Page to Amendment and Waiver]

SPECIAL VALUE CONTINUATION PARTNERS, LP,
TENNENBAUM OPPORTUNITIES FUND VI, LLC,
TENNENBAUM SENIOR LOAN FUND II, LP,
TENNENBAUM SENIOR LOAN SPV III, LLC and
TENNENBAUM SENIOR LOAN FUND IV-B, LP
each as a Lender

On behalf of each of the above entities:

By:	TENNENBAUM CAPITAL PARTNERS, LLC,

Its:	Investment Manager

By:	/s/ Howard Levkowitz
Name:	Howard Levkowitz
Title:	Managing Partner

[Signature Page to Amendment and Waiver]